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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report:  August 4, 1999

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


  Exact Name of Registrant                 Commission      I.R.S. Employer
  as Specified in Its Charter              File Number     Identification No.
  ---------------------------              -----------     ------------------

  Hawaiian Electric Industries, Inc.          1-8503            99-0208097

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                                State of Hawaii
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)



                  900 Richards Street, Honolulu, Hawaii 96813
        ----------------------------------------------------------------
             (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:   (808) 543-5662



                                     None
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

On August 4, 1999, HEI issued the following news release:

   HAWAIIAN ELECTRIC INDUSTRIES, INC. SELLING MARITIME FREIGHT TRANSPORTATION OPERATIONS

      HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today announced that it has signed an agreement for the sale of Young Brothers, Limited and most of the assets of Hawaiian Tug & Barge Corp. to Saltchuk Resources, Inc. of Seattle, Washington. The sale is subject to several conditions including completion by buyer of a due diligence review and the approval of the Hawaii Public Utilities Commission.

      "We are pleased that Young Brothers and Hawaiian Tug & Barge improved services for the people of Hawaii during HEI's ownership. Our maritime freight transportation companies have spent over $60 million for new equipment since 1986," said Robert F. Clarke, Chairman, President and Chief Executive Officer.

      "It makes sense for Young Brothers and Hawaiian Tug & Barge to be owned by a company that specializes in the maritime freight transportation business. We are delighted that we have signed an agreement with a very responsible company with a good reputation that should ensure the continuation of reliable maritime transportation services for the people of Hawaii," Clarke said.

      The sale will result in an after-tax loss of about $2 million for HEI.

      The buyer, Saltchuk Resources Inc., a holding company, operates liner services to Alaska and Puerto Rico, as well as tug and barge services on the U.S. West Coast.

      HEI is a diversified holding company that delivers essential services to the people of Hawaii. Its core businesses are electric utilities and a savings bank. HEI also has a subsidiary that is involved with independent power and integrated energy services projects in Asia and the Pacific.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                            (Registrant)


                                 /s/ Robert F. Mougeot
                                -----------------------
                                Robert F. Mougeot
                                Financial Vice President and
                                 Chief Financial Officer of HEI
                                (Principal Financial Officer of HEI)

                                Date:  August 4, 1999

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